SUBSCRIPTION APPLICATION

(for Accredited Investors Only)

This Subscription Application is being delivered to you in connection with your investment in SPINDLE, INC., a Nevada corporation (the “Company”). The Company is conducting a private placement offering (the “Offering”) in accordance with that certain Private Placement Memorandum, dated February 23, 2015 (the “Memorandum”), of up to 6,000,000 units (each, a “Unit” and collectively, the “Units”), which shall consist of (a) one share (each, a “Share” and collectively, the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (b) a three-year warrant to purchase one share of Common Stock (each, a “Warrant Share” and collectively, the “Warrant Shares”) with an exercise price of $0.50 per share (each, a “Warrant” and collectively, the “Warrants” and together with the Units, Shares, and Warrant Shares, the “Securities” ), at a purchase price of $0.50 per Unit; provided, however, that the number of Units offered may be increased to 10,000,000 Units, or $5,000,000,  by authorization of the Company’s board of directors, in its sole discretion, without further notice or consent to the prospective investors. All funds received in the Offering, upon fulfillment of the conditions precedent set forth herein, shall be delivered to the Company, and thereafter the Units subscribed for as further described below shall be delivered. The Company may continue to offer and sell the Units and conduct additional closings for the sale of additional Units after the initial closing until the termination of the Offering.

Name of Subscriber

Name of Co-Subscriber, if any

Address of Subscriber (1)

Address of Co-Subscriber (if different) (1)

Aggregate number of Shares subscribed to purchase (2)

Check enclosed (or wire transfer) in the amount of	$

(1)

Permanent legal residence and domicile (other than Post Office Box) if the Subscriber is an individual, or permanent principal legal executive offices and place of business (other than Post Office Box) if the Subscriber is an entity.

(2)

The price per Share is $0.50.

PERSONAL AND CONFIDENTIAL

The undersigned (the “Subscriber”) hereby makes an application to purchase from the Company, the number of Shares set forth above, pursuant to a Securities Purchase Agreement substantially in the form annexed hereto as Exhibit A (the “Agreement”).  The Subscriber understands and agrees that this Subscription Application to purchase the Shares is binding and irrevocable on the Subscriber’s part, and that acceptance by the Company shall be in its sole discretion and otherwise in accordance with the terms set forth in this Subscription Application and the Agreement (the Agreement, together with the exhibits, schedules and attachments thereto, this Subscription Application, and the Memorandum are sometimes referred to collectively herein as the “Offering Materials”).

[Subscriber Questionnaire Follows]

1.  CONFIDENTIAL SUBSCRIBER INFORMATION

_________________________________________________________________________________ Name of Subscriber
_________________________________________________________________________________ If Subscriber is an Entity Provide Name Year Formed State of Formation
_________________________________________________________________________________ Street Address City State Zip
_________________________________________________________________________________ Subscriber SS# or EIN/TIN Work Phone Number Home Phone Number
_________________________________________________________________________________ Subscriber’s Age Date of Birth

_________________________________________________________________________________

Name in which Shares will be held (check one below)

[  ] Individually   [  ] A married man(woman) as his(her) separate property    [  ] Community property

[  ] JTWROS    [  ] Tenants in common    [  ] Other (Describe):  ________________________________

__________________________________________________________________________________ Aggregate Number of Shares Amount Invested ($)
_________________________________________________________________________________ Subscriber’s Signature Date

2.

SUBSCRIBER’S ACCREDITED STATUS

(a)  Accredited Investor (Regulation D).  The Subscriber is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as follows:

(b)  Individuals. (Check all that apply)

[  ]  The Subscriber’s individual net worth* or combined net worth* with his or her spouse, excluding the net value of such person’s or married couple’s primary residence, exceeds $1,000,000;

[  ]   The Subscriber’s individual income,** exclusive of any income attributable to his or her spouse, was in excess of $200,000 for the two most recent calendar years preceding the calendar year of this Subscription Application, and the Subscriber reasonably expects an income,** exclusive of any income attributable to his or her spouse, in excess of $200,000 in the current calendar year; and/or the Subscriber’s combined income** with his or her spouse was in excess of $300,000 for the two most recent calendar years preceding the calendar year of this Subscription Application and the Subscriber and his or her spouse reasonably expect a combined income** in excess of $300,000 in the current calendar year.

*  For purposes of this Subparagraph, the term “net worth” means the excess of total value over total liabilities.

CONFIDENTIAL

**  The Subscriber may determine income by adding to his, her or its adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions or claims for depletion, contributions to an IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(c)  Entities. (Check all that apply)

[  ]   Entity With Value Exceeding $5 Million.  The Subscriber is a corporation, partnership (general or limited), limited liability company, limited liability partnership or Massachusetts or similar business trust which: (1) was not formed for the specific purpose of acquiring the Shares, and (2) has total assets in excess of $5,000,000.

[  ]   Entity Comprised of Accredited Investors.  The Subscriber is a corporation, partnership (general or limited), limited liability company, limited liability partnership or Massachusetts or similar business trust in which all of the Subscriber’s equity owners are Accredited Investors.

[  ]     Revocable Trust.  The Subscriber is a revocable trust (also commonly known as a family or living trust) established to facilitate the distribution of the estate of the settlors (grantors): (1) which may be revoked or amended at any time by the settlors (grantors); (2) which passes all tax benefits of investments made by such trust through to the settlors (grantors) individually; and (3) in which all of the settlors (grantors) are Accredited Investors.

[  ]    Trust Whose Assets Exceed $5 Million.  The Subscriber is a trust that has total assets in excess of $5,000,000, and the person making the investment decision on behalf of the trust has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Shares.

[  ]     Financial Institution as Trustee.  The Subscriber is a financial institution which: (1) is a bank, savings and loan association, or other regulated financial institution; (2) is acting in its fiduciary capacity as trustee; and (3) is subscribing for the purchase of the Shares on behalf of the subscribing trust.

[  ]   Employee Benefit Plan (including Keogh Plan) With Self-Directed Investments and Segregated Accounts.  The Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and: (1) such plan is self-directed and provides for segregated accounts; (2) the investment decision to purchase the Shares is being made by a plan participant who is an Accredited Investor; and (3) the investment in the Shares is being made solely on behalf of such Accredited Investor.

[  ]   Employee Benefit Plan (including Keogh Plan) With Financial Institution As Trustee.  The Subscriber is an employee benefit plan within the meaning of ERISA, and the decision to invest in the Shares was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company, or registered investment adviser.

[  ]   Employee Benefit Plan (including Keogh Plan) With Assets Exceeding $5 Million.  The Subscriber is an employee benefit plan within the meaning of ERISA and has total assets in excess of $5,000,000.

[  ]    Tax Exempt 501(c)(3) Organization.  The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, which organization was not formed for the specific purpose of acquiring the Shares, and which organization has total assets in excess of $5,000,000.

[  ]    Bank.  The Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act.

CONFIDENTIAL

[  ]    Savings and Loan Association.  The Subscriber is a savings and loan association or other institution as defined in Section 3(a)(5)(i) of the Securities Act.

[  ]    Insurance Company.  The Subscriber is an insurance company as defined in Section 2(14) of the Securities Act.

[  ]   Investment Company.  The Subscriber is an investment company registered under the Investment Company Act of 1940.

[  ]   Business Development Company.  The Subscriber is a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

[  ]   Small Business Investment Company.  The Subscriber is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

[  ]     Private Business Development Company.  The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

[  ]    Registered Broker or Dealer.  The Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

3.  REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

The Subscriber and, if the Subscriber is an entity, each of its officers, directors, partners, managers, members, trustees, beneficial owners, principals and/or agents, hereby represents and warrants to the Company, each of which is deemed to be a separate representation and warranty, as follows:

(a)  Residence.  The Subscriber’s permanent legal residence and domicile, if the Subscriber is an individual, or permanent legal executive offices and principal place of business, if the Subscriber is an entity, was and is at the address designated on the cover page of this Subscription Application at both the time of the “offer” and the time of the “sale” of the Shares to the Subscriber.

(b)  Age.  The Subscriber, if a natural person, is age twenty-one (21) or over.

(c)  Investment Knowledge and Experience; Sophistication (Regulation D; Blue Sky).  The Subscriber (together with his, her and/or its Advisors (as defined in subsection (f) below)) has such knowledge and experience in business, financial and tax matters including, in particular, investing in private placements of securities in companies similar to the Company, so as to enable the Subscriber to utilize the information made available in connection with this offering to: (i) evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto; and (ii) to reasonably be assumed to have the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated by this Subscription Application.

(d)  Minimum Net Worth (Blue Sky).  An investment in the Shares will not exceed ten percent (10%) of the Subscriber’s net worth if the Subscriber is an entity, or joint net worth with his or her spouse if the Subscriber is a natural person.

(e)  Receipt and Review of Offering Materials and Company Information.  The Subscriber: (i) has received the Offering Materials; and (ii) has read each of the Offering Materials in its entirety and fully understands the matters discussed therein and the terms of thereof.

CONFIDENTIAL

(f)  Independent Review of Investment Merits; Due Diligence.  During the course of the transactions contemplated by this offering, and before purchasing the Shares:  (i) the Subscriber had the opportunity to engage such investment professionals and advisors including, without limitation, accountants, appraisers, investment, tax and legal advisors (collectively, the “Advisors”), each of whom are independent of the Company and its advisors and agents (including its legal counsel) to: (1) review the terms and conditions of this Subscription Application, the Agreement, and the information and disclosures contained herein and therein; (2) conduct such due diligence review as the Subscriber and/or such Advisors deemed necessary or advisable, and (3) to provide such opinions as to (A) the investment merits of a proposed investment in the Shares; (B) the tax consequences of the purchase of the Shares and the subsequent disposition of all or any portion of the Shares; and (C) the effect of same upon the Subscriber’s personal financial circumstances, as the Subscriber and/or such Advisors may deem advisable; and (ii) to the extent the Subscriber availed himself, herself or itself of this opportunity, received satisfactory information and answers from such Advisors.

(g)  Opportunity to Ask Questions and to Review Documents, Books and Records; Opportunity to Meet with Representatives of the Company; Full Satisfaction.  Without limiting the generality of subsections (e) and (f) above, during the course of the transaction contemplated by this Subscription Application, and before purchasing the Shares, the Subscriber and/or his, her or its Advisors had the opportunity, to the extent they determined to be necessary or relevant in order to verify the accuracy of the information contained in the Offering Materials and/or to evaluate the merits of an investment in the Shares: (i) to be provided with financial and other written information about the Company (in addition to that contained in the Offering Materials) to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense; (ii) to meet with representatives of the Company and to ask questions and receive answers concerning the terms and conditions of the Offering Materials, an investment in the Shares, and the business of the Company and its finances; (iii) to review all documents, books and records of the Company, including the public filings of the Company; and (iv) to the extent the Subscriber and/or his, her or its Advisors availed themselves of this opportunity, received satisfactory information and answers.

(h)  Acceptance of Investment Risks.  The Subscriber understands and acknowledges that: (i) an investment in the Shares: (1) is a speculative investment with a high degree of risk of loss and the Subscriber must, therefore, be able to presently afford a complete loss of this investment; (2) the Subscriber must be able to hold the Shares indefinitely; and (3) it may not be possible for the Subscriber to liquidate the Shares in the case of emergency and/or other need and the Subscriber must, therefore, have adequate means of providing for the Subscriber’s current and future needs and personal contingencies, and have no need for liquidity in this investment; and (ii) the Subscriber has evaluated the Subscriber’s financial resources and investment position in view of the foregoing, and is able to bear the economic risk of an investment in the Shares.

(i)  Shares Purchased For Subscriber’s Own Account.  The Subscriber is purchasing the Shares: (i) as principal and not by any other person or entity; (ii) with the Subscriber’s own funds and not with the funds of any other person or entity; and (iii) for the account of the Subscriber, and not as a nominee or agent and not for the account or benefit of any other person or entity.  The Subscriber is purchasing the Shares for investment purposes only for an indefinite period, and not with a view to the sale or distribution of any part or all thereof, by public or private sale or other disposition.  No person or entity other than the Subscriber will have any interest, beneficial or otherwise, in the Shares, and the Subscriber is not obligated to transfer the Shares to any other person or entity, nor does the Subscriber have any agreement or understanding to do so.  The Subscriber understands that (1) the Shares may not be sold, hypothecated, pledged, transferred, assigned or disposed of except in accordance with the substantial restrictions on transfer described herein or that otherwise apply to the Shares, and (2) the Company is relying, in material part, upon the Subscriber’s representations as set forth in the Agreement and herein for purposes of claiming the “Federal Exemptions” or “Blue Sky Exemptions” (as those are defined in subsection (l) below), and that the basis for such exemptions may not be presented if, notwithstanding the Subscriber’s representations, the Subscriber has in mind merely acquiring the Shares for resale of all or a portion of the Shares upon the occurrence or nonoccurrence of some predetermined event, and the Subscriber has no such intention.

CONFIDENTIAL

(j)  Compliance With Investment Laws.  The Subscriber has complied with all applicable investment laws and regulations in force relating to the legality of an investment in the Shares by the Subscriber in any jurisdiction in which he, she or it purchases the Shares or is otherwise subject, and has obtained any consent, approval or permission required of him, her or it for the purchase of the Shares under such investment laws and regulations.

(k)  Unregistered Shares.  The Subscriber understands and acknowledges that: (i) the Shares have not been, and when issued will not be, registered with the Securities and Exchange Commission (the “Commission”) under Section 5 of the Securities Act in reliance upon one or more exemptions afforded by the Securities Act and/or rules promulgated by the Commission pursuant thereto which may be selected by the Company in its sole discretion including, without limitation (collectively and severally, the “Federal Exemptions”): (1) Section 4(2) of the Securities Act for private offerings; and (2) Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act for private offerings; and (ii) the Shares have not been, and when issued will not be, registered or qualified with any applicable state or territorial securities regulatory agency in reliance upon one or more exemptions afforded from registration or qualification afforded under the securities laws of such state or territory (the “Blue Sky Laws”) which exemptions may be selected by the Company in its sole discretion (collectively and severally, the “Blue Sky Exemptions”).

(l)  Resale Restrictions On Shares Pursuant to Securities Laws. The Subscriber understands and acknowledges that: (i) should the Company elect to rely upon the exemptions afforded by Rule 506 under Regulation D, the Shares will be classified, pursuant to Rule 502(d) of Regulation D of the Securities Act, as “restricted securities” acquired in a transaction under Section 4(2) of the Securities Act, which cannot be sold without registration under the Securities Act or an exemption therefrom such as, by way of example and not limitation: (1) Section 4(1) of the Securities Act; (2) the so-called “Section 4(1½) Exemption” to the Securities Act which, pursuant to Section 4(1) of the Securities Act, exempts from the provisions of the Securities Act requiring the registration of securities certain “private sales” which are effectuated in a manner similar to private placements by issuers under Section 4(2) of the Securities Act; and (3) Rule 144 and/or Rule 144A of the Securities Act; (ii) if the Subscriber is an “Affiliate” of the Company (as such term is defined below), he, she or it generally will not be able to sell, transfer, assign, or otherwise dispose of the Shares except under Rule 144; (iii) the Shares will also be subject to applicable state securities laws that may require registration or qualification of the Shares in connection with their resale, unless an exemption from such registration or qualification is available.  In general, an “Affiliate” is defined as a person who is a director or officer of a company, or who directly or indirectly controls a company.  As a rule of thumb, ownership of 10% or more of a company’s voting stock generally will be deemed to constitute control, while ownership of less than 5% of a company’s voting stock will generally not be deemed to constitute control.  In general, assuming that the Company is current in filing reports with the Commission and that the Subscriber is not an Affiliate, a minimum of six (6) months must elapse following the purchase of the Shares before the Subscriber may re-sell the Shares under Rule 144 of the Securities Act. As a result of the Company’s prior status as a “shell company”, stockholders who receive our restricted securities will not be able to sell them pursuant to Rule 144 without registration until at least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the Commission reflecting its status as an entity that is not a shell company, including audited financial statements (“Form 10 Information”) with the Commission (the “One Year Anniversary Date”); provided, that the Company is subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act and if and for so long as we have complied with our reporting requirements in the 12 months immediately prior to the One Year Anniversary Date. While the Company believes the equivalent of Form 10 Information was filed with the Commission on August 6, 2013, while the Company was a voluntary reporter, in the Amendment No. 1 to the Company’s Form 10-K for the fiscal year ended December 31, 2011, the Company has not received any assurances that Exchange Act reports filed while the Company was a voluntary reporter, and not subject to the Exchange Act reporting requirements, will satisfy the conditions of Rule 144 for prior shell companies. As a result, the Company can only provide assurances that its securities will be eligible for resale pursuant to the exemption from registration under Rule 144 on April 28, 2015, without objection from the Commission; provided that, the Company is current in its reporting obligations at the time of any individual sale.

CONFIDENTIAL

(m)  Satisfaction of Counsel of Company As to Transfers of Shares.  The Subscriber understands and acknowledges that: (i) prior to any sale, transfer, assignment, pledge, hypothecation or other disposition of the Shares in accordance with the terms and conditions of the Agreement, the Subscriber must either: (1) furnish the Company with a detailed explanation of the circumstances surrounding the proposed disposition; furnish the Company with an opinion of legal counsel (which may be the Company’s), in form and substance reasonably satisfactory to the Company and its legal counsel, to the effect that such disposition is exempted from the registration and prospectus delivery requirements under the Securities Act and the securities laws of the state in which the Subscriber is then resident; and legal counsel for the Company shall have concurred in such opinion and the Company shall have advised the Subscriber of such concurrence; or (2) satisfy the Company that an appropriate form of registration statement under the Securities Act with respect to the Shares proposed to be so disposed of shall then be effective, and that such disposition shall have been appropriately qualified or registered in accordance with the applicable Blue Sky Laws; and (ii) notwithstanding the foregoing, if in the opinion of counsel for the Company, the Subscriber has acted in a manner inconsistent with the representations and warranties in this Subscription Application or the Agreement, the Company may refuse to transfer the Shares until such time as counsel for the Company is of the opinion that such transfer: (1) will not require registration of the Shares under the Securities Act, and registration or qualification of the Shares under the applicable Blue Sky Laws; or (2) will otherwise comply with the Securities Act or the applicable Blue Sky Laws with respect to the sale or transfer of the Shares.  The Subscriber understands and agrees that the Company may refuse to acknowledge or permit any disposition of any portion of the Shares that is not in all respects in compliance with this Subscription Application, and the Company intends to make an appropriate notation in its records to that effect.

(n)  Legend on Certificates to Comply with Securities Laws.  The Subscriber understands and agrees that the certificate representing the Shares of Common Stock, when issued, shall each bear such restrictive legend as the Company may deem reasonably necessary or advisable to facilitate compliance with the Securities Act and the securities laws of the state or territory of the Subscriber’s residence, including, without limitation, substantially the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), IN RELIANCE UPON ONE OR MORE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION AFFORDED BY THE SECURITIES ACT AND/OR RULES PROMULGATED BY THE COMMISSION PURSUANT THERETO.  THE SECURITIES REPRESENTED HEREBY HAVE ALSO NOT BEEN REGISTERED OR QUALIFIED (AS THE CASE MAY BE) UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES (THE “BLUE SKY LAWS”), IN RELIANCE UPON ONE OR MORE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION (AS THE CASE MAY BE) AFFORDED UNDER SUCH SECURITIES LAWS.  NEITHER THE COMMISSION NOR ANY SECURITIES REGULATORY AGENCY OF ANY STATE OR TERRITORY OF THE UNITED STATES HAS REVIEWED OR PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING CONTEMPLATED HEREBY, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER’S OWN ACCOUNT FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION.

CONFIDENTIAL

THESE SECURITIES ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT.  THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED, OR OFFERED FOR SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION, WITHIN THE UNITED STATES OR ANY OF ITS TERRITORIES OR TO A UNITED STATES PERSON, UNLESS: (i) THE SECURITIES ARE REGISTERED PURSUANT TO SECTION 5 OF THE SECURITIES ACT AND/OR REGISTERED OR QUALIFIED PURSUANT TO ANY APPLICABLE BLUE SKY LAWS; OR (ii) THE PROPOSED TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE REGISTRATION AND QUALIFICATION PROVISIONS OF ANY APPLICABLE BLUE SKY LAWS.  AS A RESULT, THESE SECURITIES ARE SUITABLE ONLY FOR CERTAIN SOPHISTICATED AND QUALIFIED INVESTORS WHO CAN BEAR THE FINANCIAL RISK OF AN INVESTMENT IN THESE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.

(o)  Completeness and Accuracy of Information.  All information which the Subscriber has heretofore furnished or furnishes herewith to the Company or its agents is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offer and sale of the Shares to the Subscriber in particular.

(p)  Material Changes in Information.  The Subscriber will notify and supply corrective information to the Company immediately upon the occurrence of any material change(s) in any information provided by the Subscriber to the Company occurring prior to the Closing, (as defined in the Agreement), of the purchase by the Subscriber of the Shares.

(q)  Cooperation.  Within five (5) days after receipt of a request from the Company, the Subscriber will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

(r)  Offering Representations and Communications.  No person has provided any information (other than the Offering Materials) or made any verbal or written representations or warranties to the Subscriber and/or his, her or its Advisors, if any, about the Company, the Shares or this offering, other than as stated in Section 3 of the Agreement.

(s)  Reliance Upon Offering Materials and Information Provided.  In evaluating the suitability of an investment in the Shares, the Subscriber has not relied upon, and agrees that he, she or it may not rely upon, any representation, warranty or other information (verbal or written) other than as stated in Section 3 of the Agreement.

(t)  No Awareness of Public Advertising.  The Subscriber is unaware of, is in no way relying on, and did not become aware of this offering, through or as a result of any form of public advertising including, without limitation, any advertisement, article, notice, leaflet or other communication (whether published in any newspaper, magazine, or similar media or broadcast over television, internet or radio, or otherwise generally disseminated or distributed).

(u)  No General Solicitation.  The Subscriber did not subscribe to purchase the Shares, or become aware of this offering, through or as the result of any public or promotional seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

CONFIDENTIAL

(v)  Pre-Existing Relationship with Company.  The Subscriber represents that he, she or it has a pre-existing personal or business relationship*** with the Company or any of its managers, officers or controlling persons.

***  The term “pre-existing personal or business relationship” includes any relationship consisting of personal or business contacts of a nature and duration which would enable a reasonably prudent purchaser to be aware   of the character, business acumen and general business and financial circumstances of the person with whom the relationship exists.

(w)  USA Patriot Act; Anti-Money Laundering.  The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations:

The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals[1] or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations.  The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations.  The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure[2], or any immediate family[3] member or close associate[4] of a senior foreign political figure, as such terms are defined in the footnote below; and

____________

[1]  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

[2]  A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3]  “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

[4]  A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

CONFIDENTIAL

If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

CONFIDENTIAL

The Subscriber has executed and delivered this Subscription Application to Spindle, Inc. as of the date set forth below.

SUBSCRIBER:

By: ____________________________________

(Signature)

Name: __________________________________

Title: ___________________________________

Date: ___________________________________

CONFIDENTIAL

EXHIBIT A

FORM OF SECURITIES PURCHASE AGREEMENT